UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 1, 2005

                     SMITH BARNEY POTOMAC FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)


   New York                   0-50735               13-3937275
--------------          ------------------      ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of              Number)            Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                           399 Park Avenue - 7th Floor
                               New York, NY 10022
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On June 1, 2005, Smith Barney Potomac Futures Fund L.P. (the "Fund"), issued 3,705.6355 units of limited partnership interest (the "Units") in exchange for $6,252,000 in a transaction that was not registered under the Securities Act of 1933 (the "Act"). The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and
Section 506 of Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 27, 2005, Steven J. Keltz resigned as Secretary and Director of Citigroup Managed Futures LLC which is the general partner of the Registrant.

     On May 27, 2005, Jennifer Magro, Jerry Pascucci and Ihor G. Rakowsky were appointed to the Board of Directors of Citigroup Managed Futures LLC. Mr. Rakowsky was also named Secretary of Citigroup Managed Futures LLC.

     Mr. Rakowsky, age 52, is a Director and Associate General Counsel in the law department of Citigroup Alternative Investments, which he joined in September 1999 and where he provides legal counsel to various business units specializing in structuring, managing and administering alternative investment products. Mr. Rakowsky became Secretary and a Director of Citigroup Managed Futures LLC in May 2005. Previously, Mr. Rakowsky was an associate attorney with Battle Fowler LLP and in-house counsel with The Chase Manhattan Bank, N.A. and The CIT Group.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



           SMITH BARNEY POTOMAC FUTURES FUND L.P.

           By: Citigroup Managed Futures LLC, General Partner



           By /s/ David J. Vogel
                  --------------
                  David J. Vogel
                  President and Director


           By /s/ Daniel R. McAuliffe, Jr.
                  ------------------------
                  Daniel R. McAuliffe, Jr.
                  Chief Financial Officer and Director


Date: June 2, 2005

                          Citigroup Managed Futures LLC
                           399 Park Avenue, 7th Floor
                            New York, New York 10022


June 2, 2005

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Smith Barney Potomac Futures Fund L.P.
         Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Smith Barney Potomac Futures Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the "Commission"), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission's staff have any questions or comments with respect to this filing, please contact the undersigned or Delores Jaramillo of this office at (212) 559-2011.

Very truly yours,

/s/ Jennifer Magro
    --------------
    Jennifer Magro